Exhibit 99.1

News Release
NYSE: MYE

Contact(s):

Gregg Branning, Senior Vice President

& Chief Financial Officer (330) 761-6303

Monica Vinay, Vice President, Investor

Relations & Treasurer (330) 761-6212

Myers Industries Provides 2012-2014 Financial Results Adjusted for

Discontinued Operations and Segment Realignment

September 16, 2014, Akron, Ohio — Myers Industries, Inc. (NYSE:MYE) published today historical financial results adjusted to reflect Myers’ Lawn and Garden Segment and WEK Industries, Inc. as discontinued operations and the realignment of the Company’s remaining businesses into its two reportable segments: Material Handling and Distribution.

On June 2, 2014, the Company announced it had commenced the sale of its Lawn and Garden Segment and that the segment would be reported as discontinued operations.

On June 24, 2014, the Company announced it had completed the sale of WEK Industries, Inc. which had been part of the Company’s Engineered Products Segment and that it would be reported as discontinued operations. Ameri-Kart®, previously part of the Engineered Products Segment, is now part of the Material Handling Segment and Patch Rubber Company, also previously part of the Engineered Products Segment, is now part of the Distribution Segment.

Myers began reporting the Lawn and Garden Segment and WEK Industries, Inc. as discontinued operations in its second quarter earnings release issued July 24, 2014 and in its form 10Q for the period ending June 30, 2014.

The adjusted historical financial statements are included in this release and have also been published under financial statements in the Investor Relations section of the Company’s website at www.myersindustries.com. For a printer ready version of the financials, you can also click here.

Also today, Myers filed a Form 8-K/A that provides Myers Industries, Inc. and Scepter Corporation Group unaudited pro forma combined financial statements for the year ended December 31, 2013 and the six months ended June 30, 2014.

About Myers Industries

Myers Industries, Inc. is an international manufacturer of polymer products for industrial, agricultural, automotive, commercial, and consumer markets. The Company is also the largest wholesale distributor of tools, equipment and supplies for the tire, wheel and under vehicle service industry in the U.S. Visit www.myersindustries.com to learn more.

Caution on Forward-Looking Statements

Statements in this release may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that is not of historical fact may be deemed “forward-looking”. Words such as “expect”, “believe”, “project”, “plan”, “anticipate”, “intend”, “objective”, “goal”, “view”, and similar expressions identify forward-looking statements. These statements are based on management’s current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside of the Company’s control that could cause actual results to materially differ from those expressed or implied. Risks and uncertainties include: changes in the markets for the Company’s business segments; changes in trends and demands in the markets in which the Company competes; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; raw material availability, increases in raw material costs, or other production costs; future economic and financial conditions in the United States and around the world; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; the Company’s ability to execute the components of its strategic plan; and other risks as detailed in the Company’s 10-K and other reports filed with the Securities and Exchange Commission. Such reports are available on the Securities and Exchange Commission’s public reference facilities and its web site at http://www.sec.gov, and on the Company’s Investor Relations section of its web site at http://www.myersindustries.com. Myers Industries undertakes no obligation to publicly update or revise any forward-looking statements contained herein. These statements speak only as of the date made.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands, except share data)

	Three Months Ended	Three Months Ended	Six Months Ended
	March 31 2014	June 30 2014	June 30 2014
Net sales	$150,485	$152,784	$303,269
Cost of sales	108,414	110,252	218,666

Gross profit	42,071	42,532	84,603
Selling, general and administrative expenses	33,188	31,246	64,434

Operating income	8,883	11,286	20,169
Interest expense, net	1,584	1,667	3,251

Income from continuing operations before income taxes	7,299	9,619	16,918
Income tax expense	2,536	3,292	5,828

Income from continuing operations	4,763	6,327	11,090
Loss from discontinued operations, net of tax	(4,083)	(578)	(4,661)

Net income	$680	$5,749	$6,429

Net earnings per share from continuing operations
Basic	$0.14	$0.20	$0.34
Diluted	$0.14	$0.19	$0.33
Net loss per share from discontinued operations
Basic	$(0.12)	$(0.02)	$(0.14)
Diluted	$(0.12)	$(0.02)	$(0.14)
Net earnings per share
Basic	$0.02	$0.18	$0.20
Diluted	$0.02	$0.17	$0.19
Dividends declared per share	$0.13	$0.13	$0.26
Share
Basic	33,518,543	32,425,994	32,892,864
Diluted	34,018,475	32,962,790	33,387,109

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands, except share data)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31 2013	June 30 2013	September 30 2013	December 31 2013
Net sales	$144,944	$153,623	$141,442	$144,724
Cost of sales	102,859	108,615	98,924	104,781

Gross profit	42,085	45,008	42,518	39,943
Selling, general and administrative expenses	31,973	32,387	30,253	30,625

Operating income	10,112	12,621	12,265	9,318
Interest expense, net	1,077	1,119	1,113	1,222

Income from continuing operations before income taxes	9,035	11,502	11,152	8,096
Income tax expense	3,239	4,097	4,293	1,714

Income from continuing operations	5,796	7,405	6,859	6,382
Income (loss) from discontinued operations, net of tax	2,087	907	(371)	(3,063)

Net income	$7,883	$8,312	$6,488	$3,319

Net earnings per share from continuing operations
Basic	$0.18	$0.22	$0.20	$0.19
Diluted	$0.17	$0.22	$0.20	$0.19
Net earnings (loss) per share from discontinued operations
Basic	$0.06	$0.03	$(0.01)	$(0.09)
Diluted	$0.06	$0.03	$(0.01)	$(0.09)
Net earnings per share
Basic	$0.24	$0.25	$0.19	$0.10
Diluted	$0.23	$0.25	$0.19	$0.10
Dividends declared per share	$0.09	$0.09	$0.09	$0.09
Share
Basic	33,504,222	33,559,398	33,670,639	33,656,673
Diluted	33,859,416	33,877,952	34,208,809	34,204,594

*	Historical information has been adjusted to reflect discontinued operations presentation.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands, except share data)

	Six Months Ended	Nine Months Ended	Year Ended
	June 30 2013	September 30 2013	December 31 2013
Net sales	$298,567	$440,009	$584,733
Cost of sales	211,474	310,398	415,179

Gross profit	87,093	129,611	169,554
Selling, general and administrative expenses	64,360	94,613	125,238

Operating income	22,733	34,998	44,316
Interest expense, net	2,196	3,309	4,531

Income from continuing operations before income taxes	20,537	31,689	39,785
Income tax expense	7,336	11,629	13,343

Income from continuing operations	13,201	20,060	26,442
Income (loss) from discontinued operations, net of tax	2,994	2,623	(440)

Net income	$16,195	$22,683	$26,002

Net earnings per share from continuing operations
Basic	$0.39	$0.60	$0.78
Diluted	$0.39	$0.59	$0.77
Net earnings (loss) per share from discontinued operations
Basic	$0.09	$0.08	$(0.01)
Diluted	$0.09	$0.08	$(0.01)
Net earnings per share
Basic	$0.48	$0.68	$0.77
Diluted	$0.48	$0.67	$0.76
Dividends declared per share	$0.18	$0.27	$0.36
Share
Basic	33,529,004	33,574,801	33,588,720
Diluted	33,897,962	33,991,021	34,043,425

*	Historical information has been adjusted to reflect discontinued operations presentation.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands, except share data)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31	June 30	September 30	December 31
	2012	2012	2012	2012
Net sales	$128,588	$126,815	$143,354	$146,815
Cost of sales	87,260	89,058	99,608	105,747

Gross profit	41,328	37,757	43,746	41,068
Selling, general and administrative expenses	27,150	27,124	33,296	29,803

Operating income	14,178	10,633	10,450	11,265
Interest expense, net	1,036	1,009	1,158	1,127

Income from continuing operations before income taxes	13,142	9,624	9,292	10,138
Income tax expense	5,028	3,546	3,050	4,065

Income from continuing operations	8,114	6,078	6,242	6,073
Income (loss) from discontinued operations, net of tax	1,871	(420)	(444)	2,448

Net income	$9,985	$5,658	$5,798	$8,521

Net earnings per share from continuing operations
Basic	$0.24	$0.18	$0.18	$0.18
Diluted	$0.23	$0.18	$0.18	$0.18
Net earnings (loss) per share from discontinued operations
Basic	$0.06	$(0.01)	$(0.01)	$0.07
Diluted	$0.06	$(0.01)	$(0.01)	$0.07
Net earnings per share
Basic	$0.30	$0.17	$0.17	$0.25
Diluted	$0.29	$0.17	$0.17	$0.25
Dividends declared per share	$0.08	$0.08	$0.08	$0.08
Share
Basic	33,439,012	33,595,637	33,746,824	33,646,031
Diluted	33,912,165	34,272,693	34,411,654	34,119,301

*	Historical information has been adjusted to reflect discontinued operations presentation.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands, except share data)

	Six Months Ended	Nine Months Ended	Year Ended
	June 30	September 30	December 31
	2012	2012	2012
Net sales	$255,403	$398,757	$545,572
Cost of sales	176,318	275,926	381,673

Gross profit	79,085	122,831	163,899
Selling, general and administrative expenses	54,274	87,570	117,373

Operating income	24,811	35,261	46,526
Interest expense, net	2,045	3,203	4,330

Income from continuing operations before income taxes	22,766	32,058	42,196
Income tax expense	8,574	11,624	15,689

Income from continuing operations	14,192	20,434	26,507
Income (loss) from discontinued operations, net of tax	1,451	1,007	3,455

Net income	$15,643	$21,441	$29,962

Net earnings per share from continuing operations
Basic	$0.42	$0.61	$0.79
Diluted	$0.42	$0.60	$0.78
Net earnings (loss) per share from discontinued operations
Basic	$0.04	$0.03	$0.10
Diluted	$0.04	$0.03	$0.10
Net earnings per share
Basic	$0.46	$0.64	$0.89
Diluted	$0.46	$0.63	$0.88
Dividends declared per share	$0.16	$0.24	$0.32
Share
Basic	33,525,444	33,592,984	33,597,020
Diluted	34,121,486	34,256,453	34,109,232

*	Historical information has been adjusted to reflect discontinued operations presentation.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

SALES BY SEGMENT (UNAUDITED)

(Dollars in thousands)

	2014
	Three Months Ended	Three Months Ended
	March 31	June 30
	2014	2014
Net Sales from Continuing Operations
Material Handling	$106,677	$103,046
Distribution	43,883	49,789
Inter-company Sales	(75)	(51)

Total	$150,485	$152,784

	2013
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31 2013	June 30 2013	September 30 2013	December 31 2013
Net Sales from Continuing Operations
Material Handling	$94,636	$100,496	$89,855	$95,618
Distribution	50,406	53,211	51,667	49,176
Inter-company Sales	(98)	(84)	(80)	(70)

Total	$144,944	$153,623	$141,442	$144,724

	% Change
	Three Months Ended	Three Months Ended
	March 31	June 30
Net Sales from Continuing Operations
Material Handling	12.7%	2.5%
Distribution	-12.9%	-6.4%
Inter-company Sales	-23.5%	-39.3%
Total	3.8%	-0.5%

*	Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

SALES BY SEGMENT (UNAUDITED)

(Dollars in thousands)

	2014
	Six Months Ended
	June 30
	2014
Net Sales from Continuing Operations
Material Handling	$209,723
Distribution	93,672
Inter-company Sales	(126)

Total	$303,269

	2013
	Six Months Ended	Nine Months Ended	Year Ended
	June 30 2013	September 30 2013	December 31 2013
Net Sales from Continuing Operations
Material Handling	$195,132	$284,987	$380,605
Distribution	103,617	155,284	204,460
Inter-company Sales	(182)	(262)	(332)

Total	$298,567	$440,009	$584,733

	% Change
	Six Months Ended
	June 30
Net Sales from Continuing Operations
Material Handling	7.5%
Distribution	-9.6%
Inter-company Sales	-30.8%
Total	1.6%

*	Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

SALES BY SEGMENT (UNAUDITED)

(Dollars in thousands)

	2013
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31	June 30	September 30	December 31
	2013	2013	2013	2013
Net Sales from Continuing Operations
Material Handling	$94,636	$100,496	$89,855	$95,618
Distribution	50,406	53,211	51,667	49,176
Inter-company Sales	(98)	(84)	(80)	(70)

Total	$144,944	$153,623	$141,442	$144,724

	2012
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31 2012	June 30 2012	September 30 2012	December 31 2012
Net Sales from Continuing Operations
Material Handling	$77,970	$74,367	$89,587	$95,550
Distribution	50,870	52,500	53,849	51,348
Inter-company Sales	(252)	(52)	(82)	(83)

Total	$128,588	$126,815	$143,354	$146,815

	% Change
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31	June 30	September 30	December 31
Net Sales from Continuing Operations
Material Handling	21.4%	35.1%	0.3%	0.1%
Distribution	-0.9%	1.4%	-4.1%	-4.2%
Inter-company Sales	-61.1%	61.5%	-2.4%	-15.7%
Total	12.7%	21.1%	-1.3%	-1.4%

*	Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

SALES BY SEGMENT (UNAUDITED)

(Dollars in thousands)

	2013
	Six Months Ended	Nine Months Ended	Year Ended
	June 30	September 30	December 31
	2013	2013	2013
Net Sales from Continuing Operations
Material Handling	$195,132	$284,987	$380,605
Distribution	103,617	155,284	204,460
Inter-company Sales	(182)	(262)	(332)

Total	$298,567	$440,009	$584,733

	2012
	Six Months Ended	Nine Months Ended	Year Ended
	June 30	September 30	December 31
	2012	2012	2012
Net Sales from Continuing Operations
Material Handling	$152,337	$241,924	$337,474
Distribution	103,370	157,219	208,567
Inter-company Sales	(304)	(386)	(469)

Total	$255,403	$398,757	$545,572

	% Change
	Six Months Ended	Nine Months Ended	Year Ended
	June 30	September 30	December 31
Net Sales from Continuing Operations
Material Handling	28.1%	17.8%	12.8%
Distribution	0.2%	-1.2%	-2.0%
Inter-company Sales	-40.1%	-32.1%	-29.2%
Total	16.9%	10.3%	7.2%

*	Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

EARNINGS BY SEGMENT (UNAUDITED)

(Dollars in thousands)

	2014
	Three Months Ended	Three Months Ended
	March 31	June 30
	2014	2014
Income (loss) from Continuing Operations Before Income Taxes
Material Handling	$12,772	$11,533
Distribution	3,530	5,053
Corporate	(9,003)	(6,967)

Total	$7,299	$9,619

	2013
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31	June 30	September 30	December 31
	2013	2013	2013	2013
Income (loss) from Continuing Operations Before Income Taxes
Material Handling	$11,482	$13,358	$12,085	$10,503
Distribution	5,287	6,043	6,287	4,110
Corporate	(7,734)	(7,899)	(7,220)	(6,517)

Total	$9,035	$11,502	$11,152	$8,096

	% Change
	Three Months Ended	Three Months Ended
	March 31	June 30
Income (loss) from Continuing Operations Before Income Taxes
Material Handling	11.2%	-13.7%
Distribution	-33.2%	-16.4%
Corporate	16.4%	-11.8%
Total	-19.2%	-16.4%

*	Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

EARNINGS BY SEGMENT (UNAUDITED)

(Dollars in thousands)

	2014
	Six Months Ended
	June 30
	2014
Income (loss) from Continuing Operations Before Income Taxes
Material Handling	$24,305
Distribution	8,583
Corporate	(15,970)

Total	$16,918

	2013
	Six Months Ended	Nine Months Ended	Year Ended
	June 30	September 30	December 31
	2013	2013	2013
Income (loss) from Continuing Operations Before Income Taxes
Material Handling	$24,840	$36,925	$47,428
Distribution	11,330	17,617	21,727
Corporate	(15,633)	(22,853)	(29,370)

Total	$20,537	$31,689	$39,785

	% Change
	Six Months Ended
	June 30
Income (loss) from Continuing Operations Before Income Taxes
Material Handling	-2.2%
Distribution	-24.2%
Corporate	2.2%
Total	-17.6%

*	Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

EARNINGS BY SEGMENT (UNAUDITED)

(Dollars in thousands)

	2013
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31	June 30	September 30	December 31
	2013	2013	2013	2013
Income (loss) from Continuing Operations Before Income Taxes
Material Handling	$11,482	$13,358	$12,085	$10,503
Distribution	5,287	6,043	6,287	4,110
Corporate	(7,734)	(7,899)	(7,220)	(6,517)

Total	$9,035	$11,502	$11,152	$8,096

	2012
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31	June 30	September 30	December 31
	2012	2012	2012	2012
Income (loss) from Continuing Operations Before Income Taxes
Material Handling	$14,395	$10,480	$13,633	$12,788
Distribution	5,011	6,274	5,755	5,542
Corporate	(6,264)	(7,130)	(10,096)	(8,192)

Total	$13,142	$9,624	$9,292	$10,138

	% Change
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31	June 30	September 30	December 31
Income (loss) from Continuing Operations Before Income Taxes
Material Handling	-20.2%	27.5%	-11.4%	-17.9%
Distribution	5.5%	-3.7%	9.2%	-25.8%
Corporate	23.5%	10.8%	-28.5%	-20.4%
Total	-31.3%	19.5%	20.0%	-20.1%

*	Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

EARNINGS BY SEGMENT (UNAUDITED)

(Dollars in thousands)

	2013
	Six Months Ended	Nine Months Ended	Year Ended
	June 30	September 30	December 31
	2013	2013	2013
Income (loss) from Continuing Operations Before Income Taxes
Material Handling	$24,840	$36,925	$47,428
Distribution	11,330	17,617	21,727
Corporate	(15,633)	(22,853)	(29,370)

Total	$20,537	$31,689	$39,785

	2012
	Six Months Ended	Nine Months Ended	Year Ended
	June 30	September 30	December 31
	2012	2012	2012
Income (loss) from Continuing Operations Before Income Taxes
Material Handling	$24,875	$38,508	$51,296
Distribution	11,285	17,040	22,582
Corporate	(13,394)	(23,490)	(31,682)

Total	$22,766	$32,058	$42,196

	% Change
	Six Months Ended	Nine Months Ended	Year Ended
	June 30	September 30	December 31
Income (loss) from Continuing Operations Before Income Taxes
Material Handling	-0.1%	-4.1%	-7.5%
Distribution	0.4%	3.4%	-3.8%
Corporate	16.7%	-2.7%	-7.3%
Total	-9.8%	-1.2%	-5.7%

*	Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)

(Dollars in thousands, except per share data)

	Three Months Ended	Three Months Ended	Six Months Ended
	March 31	June 30	June 30
	2014	2014	2014
Material Handling
Income before income taxes as reported	$12,772	$11,533	$24,305
Restructuring expenses and other adjustments	—	688	688

Income before income taxes as adjusted	12,772	12,221	24,993
Distribution
Income before income taxes as reported	3,530	5,053	8,583
Restructuring expenses and other adjustments	557	268	825

Income before income taxes as adjusted	4,087	5,321	9,408
Corporate and interest expense
(Loss) before income taxes as reported	(9,003)	(6,967)	(15,970)
Transaction costs	—	603	603

(Loss) before income taxes as adjusted	(9,003)	(6,364)	(15,367)
Continuing operations
Income from continuing operations before income taxes as reported	7,299	9,619	16,918
Restructuring expenses and other adjustments	557	956	1,513
Transaction costs	—	603	603

Income from continuing operations before income taxes as adjusted	7,856	11,178	19,034
Income tax expense	2,828	4,024	6,852

Income from continuing operations as adjusted	5,028	7,154	12,182

Discontinued operations
Loss from discontinued operations before income taxes as reported	(6,239)	(692)	(6,931)
Restructuring expenses and other adjustments	6,884	3,023	9,907
Transaction costs	—	182	182
Gain on sale	—	(3,735)	(3,735)

Income (loss) from discontinued operations before income taxes as adjusted	645	(1,222)	(577)
Income tax expense (benefit)	232	(440)	(208)

Income (loss) from discontinued operations adjusted	413	(782)	(369)

Consolidated
Net income as adjusted	$5,441	$6,372	$11,813

Adjusted earnings per diluted share from continuing operations	$0.15	$0.22	$0.36
Adjusted earnings per diluted share from discontinued operations	0.01	(0.02)	(0.01)

Adjusted earnings per diluted share	$0.16	$0.20	$0.35

Note: Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.

Note on Reconciliation of Income and Earnings Data: Income (loss) excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Condensed Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company’s operating performance. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company’s method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)

(Dollars in thousands, except per share data)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31	June 30	September 30	December 31
	2013	2013	2013	2013
Material Handling
Income before income taxes as reported	$11,482	$13,358	$12,085	$10,503
Restructuring expenses and other adjustments	209	16	—	—

Income before income taxes as adjusted	11,691	13,374	12,085	10,503
Distribution
Income before income taxes as reported	5,287	6,043	6,287	4,110
Restructuring and other adjustments	74	18	25	76

Income before income taxes as adjusted	5,361	6,061	6,312	4,186
Corporate and interest expense
(Loss) before income taxes as reported	(7,734)	(7,899)	(7,220)	(6,517)
Other adjustments	17	—	—	—

(Loss) before income taxes as adjusted	(7,717)	(7,899)	(7,220)	(6,517)
Continuing operations
Income from continuing operations before income taxes as reported	9,035	11,502	11,152	8,096
Restructuring expenses and other adjustments	300	34	25	76

Income from continuing operations before income taxes as adjusted	9,335	11,536	11,177	8,172
Income tax expense	3,454	4,268	4,136	2,942

Income from continuing operations as adjusted	5,881	7,268	7,042	5,230

Discontinued operations
Income (loss) from discontinued operations before income taxes as reported	3,118	500	(188)	(3,824)
Restructuring expenses and other adjustments	406	736	1,141	9,315
Loss on disposal of assets		616
Depreciation recapture	—	—	1,264	—

Income from discontinued operations before income taxes as adjusted	3,524	1,852	2,217	5,491
Income tax expense	1,304	685	820	1,977

Income from discontinued operations as adjusted	2,220	1,167	1,397	3,515

Consolidated
Net income as adjusted	$8,101	$8,435	$8,439	$8,744

Adjusted earnings per diluted share from continuing operations	$0.17	$0.21	$0.21	$0.15
Adjusted earnings per diluted share from discontinued operations	0.07	0.04	0.04	0.10

Adjusted earnings per diluted share	$0.24	$0.25	$0.25	$0.26

Note: Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.

Note on Reconciliation of Income and Earnings Data: Income (loss) excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Condensed Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company’s operating performance. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company’s method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)

(Dollars in thousands, except per share data)

	Six Months Ended	Nine Months Ended	Year Ended
	June 30	September 30	December 31
	2013	2013	2013
Material Handling
Income before income taxes as reported	$24,840	$36,925	$47,428
Restructuring expenses and other adjustments	225	225	225

Income before income taxes as adjusted	25,065	37,150	47,653
Distribution
Income before income taxes as reported	11,330	17,617	21,727
Restructuring and other adjustments	92	117	193

Income before income taxes as adjusted	11,422	17,734	21,920
Corporate and interest expense
(Loss) before income taxes as reported	(15,633)	(22,853)	(29,370)
Other adjustments	17	17	17

(Loss) before income taxes as adjusted	(15,616)	(22,836)	(29,353)
Continuing operations
Income from continuing operations before income taxes as reported	20,537	31,689	39,784
Restructuring expenses and other adjustments	334	359	435

Income from continuing operations before income taxes as adjusted	20,871	32,048	40,219
Income tax expense	7,722	11,858	14,479

Income from continuing operations as adjusted	13,149	20,190	25,740

Discontinued operations
Income (loss) from discontinued operations before income taxes as reported	3,618	3,430	(394)
Restructuring expenses and other adjustments	1,142	2,283	11,598
Loss on disposal of assets	616	616	616
Depreciation recapture	—	1,264	1,264

Income from discontinued operations before income taxes as adjusted	5,376	7,593	13,084
Income tax expense	1,989	2,809	4,710

Income from discontinued operations as adjusted	3,387	4,783	8,374

Consolidated
Net income as adjusted	$16,536	$24,974	$34,114

Adjusted earnings per diluted share from continuing operations	$0.39	$0.59	$0.75
Adjusted earnings per diluted share from discontinued operations	0.10	0.14	0.25

Adjusted earnings per diluted share	$0.49	$0.73	$1.00

Note: Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.

Note on Reconciliation of Income and Earnings Data: Income (loss) excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Condensed Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company’s operating performance. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company’s method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)

(Dollars in thousands, except per share data)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	March 31	June 30	September 30	December 31
	2012	2012	2012	2012
Material Handling
Income before income taxes as reported	$14,395	$10,480	$13,633	$12,788
Restructuring expenses and other adjustments	—	—	—	168

Income before income taxes as adjusted	14,395	10,480	13,633	12,956
Distribution
Income before income taxes as reported	5,011	6,274	5,755	5,542
Gain on sale of buildings		(310)	(70)	(460)
Restructuring and other adjustments	430	54	235	10

Income before income taxes as adjusted	5,441	6,018	5,920	5,092
Corporate and interest expense
(Loss) before income taxes as reported	(6,264)	(7,130)	(10,096)	(8,192)
Other adjustments	—	—	1,486	318

(Loss) before income taxes as adjusted	(6,264)	(7,130)	(8,610)	(7,874)
Continuing operations
Income from continuing operations before income taxes as reported	13,142	9,625	9,292	10,138
Gain on sale of building	—	(310)	(70)	(460)
Restructuring expenses and other adjustments	430	54	1,721	496

Income from continuing operations before income taxes as adjusted	13,572	9,369	10,943	10,174
Income tax expense	5,293	3,560	4,158	3,764

Income from continuing operations as adjusted	8,279	5,809	6,785	6,409

Discontinued operations
Income (loss) from discontinued operations before income taxes as reported	2,894	(686)	(713)	3,650
Restructuring expenses and other adjustments	126	517	868	301

Income (loss) from discontinued operations before income taxes as adjusted	3,020	(169)	155	3,951
Income tax expense (benefit)	1,178	(64)	59	1,462

Income (loss) from discontinued operations as adjusted	1,842	(105)	96	2,489

Consolidated
Net income as adjusted	$10,121	$5,704	$6,881	$8,898

Adjusted earnings per diluted share from continuing operations	$0.25	$0.17	$0.20	$0.19
Adjusted earnings per diluted share from discontinued operations	0.05	(0.00)	0.00	0.07

Adjusted earnings per diluted share	$0.30	$0.17	$0.20	$0.26

Note: Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.

Note on Reconciliation of Income and Earnings Data: Income (loss) excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Condensed Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company’s operating performance. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company’s method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.

MYERS INDUSTRIES, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)

(Dollars in thousands, except per share data)

	Six Months Ended	Nine Months Ended	Year Ended
	June 30	September 30	December 31
	2012	2012	2012
Material Handling
Income before income taxes as reported	$24,875	$38,508	$51,296
Restructuring expenses and other adjustments	—	—	168

Income before income taxes as adjusted	24,875	38,508	51,464

Distribution
Income before income taxes as reported	11,285	17,040	22,582
Gain on sale of buildings	(310)	(380)	(840)
Restructuring and other adjustments	484	719	729

Income before income taxes as adjusted	11,459	17,379	22,471

Corporate and interest expense
(Loss) before income taxes as reported	(13,394)	(23,490)	(31,682)
Other adjustments	—	1,486	1,804

(Loss) before income taxes as adjusted	(13,394)	(22,004)	(29,878)

Continuing operations
Income from continuing operations before income taxes as reported	22,766	32,058	42,196
Gain on sale of building	(310)	(380)	(840)
Restructuring expenses and other adjustments	484	2,205	2,701

Income from continuing operations before income taxes as adjusted	22,940	33,883	44,057
Income tax expense	8,717	12,876	16,301

Income from continuing operations as adjusted	14,223	21,008	27,756

Discontinued operations
Income (loss) from discontinued operations before income taxes as reported	2,207	1,494	5,144
Restructuring expenses and other adjustments	643	1,511	1,812

Income (loss) from discontinued operations before income taxes as adjusted	2,850	3,005	6,956
Income tax expense (benefit)	1,083	1,142	2,574

Income (loss) from discontinued operations as adjusted	1,767	1,863	4,382

Consolidated
Net income as adjusted	$15,990	$22,871	$32,138

Adjusted earnings per diluted share from continuing operations	$0.42	$0.62	$0.81
Adjusted earnings per diluted share from discontinued operations	0.05	0.05	0.13

Adjusted earnings per diluted share	$0.47	$0.67	$0.94

Note: Historical information has been adjusted to reflect discontinued operations presentation and the segment realignment completed in June 2014.

Note on Reconciliation of Income and Earnings Data: Income (loss) excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Condensed Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company’s operating performance. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company’s method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

Condensed Consolidated Statement of Cash Flows (Unaudited)

For the year ended December 31, 2013

(Dollars in thousands)

Adjusted
Cash Flows from Operating Activities
Net Income	$26,002
Loss from discontinued operations, net of income taxes	(440)

Income from continuing operations	26,442
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities
Depreciation	20,386
Amortization of intangible assets	2,769
Amortization of deferred financing costs	373
Non-cash stock compensation	2,557
Provision for loss on accounts receivable	457
Deferred Taxes	(4,416)
Other long-term liabilities	709
Loss from asset disposition	598
Tax benefit from options	(390)
Other	202
Payments on performance based compensation	(1,719)
Cash flows provided by (used for) working capital, net of acquisitions:
Accounts receivable	(1,964)
Inventories	3,011
Prepaid expenses	(840)
Accounts payable and accrued expenses	26,758

Net cash provided by operating activities—continuing operations	74,933
Net cash provided by operating activities—discontinued operations	21,135

Net cash provided by operating activities	96,068

Cash Flows from Investing Activities
Capital expenditures	(20,709)
Acquisition of business, net of cash acquired	(600)
Other	(273)

Net cash used for investing activities—continuing operations	(21,582)
Net cash used for investing activities—discontinued operations	(8,359)

Net cash used for provided by investing activities	(29,941)

Cash Flows from Financing Activities
Proceeds from long-term debt	11,000
Repayment of long-term debt	(32,683)
Net repayments on credit facility	(24,492)
Cash dividends paid	(9,103)
Proceeds from issuance of common stock	5,805
Tax benefit from options	390
Repurchase of common stock	(8,096)
Shares withheld for employee taxes on equity awards	(684)
Deferred financing costs	(608)

Net cash used for financing activities—continuing operations	(58,471)
Net cash used for financing activities—discontinued operations	(2,317)

Net cash used for financing activities	(60,788)

Foreign Exchange Rate Effect on Cash	(2,748)

Net increase in cash	2,591
Cash at January 1	3,948

Cash at December 31	$6,539

*	Historical information has been adjusted to reflect discontinued operations presentation.

MYERS INDUSTRIES, INC. AND SUBSIDIARIES

Condensed Consolidated Statement of Cash Flows (Unaudited)

For the year ended December 31, 2012

(Dollars in thousands)

Adjusted
Cash Flows from Operating Activities
Net Income	$29,962
Income from discontinued operations, net of income taxes	3,455

Income from continuing operations	26,507
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities
Depreciation	17,050
Amortization of intangible assets	2,138
Amortization of deferred financing costs	288
Non-cash stock compensation	2,708
Recovery of loss on accounts receivable	(836)
Deferred Taxes	353
Other long-term liabilities	4,189
Gain from asset disposition	(1,139)
Cancellations and terminations of share grants	253
Other	(113)
Payments on performance based compensation	(333)
Cash flows provided by (used for) working capital, net of acquisitions:
Accounts receivable	(3,820)
Inventories	(6,373)
Prepaid expenses	(798)
Accounts payable and accrued expenses	3,772

Net cash provided by operating activities—continuing operations	43,846
Net cash provided by operating activities—discontinued operations	16,906

Net cash provided by operating activities	60,752

Cash Flows from Investing Activities
Capital expenditures	(19,861)
Acquisition of business, net of cash acquired	(18,543)
Proceeds from sale of property, plant and equipment	3,086
Other	(50)

Net cash used for investing activities—continuing operations	(35,368)
Net cash used for investing activities—discontinued operations	(7,116)

Net cash used for investing activities	(42,484)

Cash Flows from Financing Activities
Repayment of long-term debt	(23,281)
Net borrowings on credit facility	17,700
Cash dividends paid	(13,006)
Proceeds from issuance of common stock	3,122
Cancellations and terminations of share grants	(253)
Repurchase of common stock	(4,204)

Net cash used for financing activities—continuing operations	(19,922)
Net cash used for financing activities—discontinued operations	(3,977)

Net cash used for financing activities	(23,899)

Foreign Exchange Rate Effect on Cash	2,778

Net increase in cash	(2,853)
Cash at January 1	6,801

Cash at December 31	$3,948

*	Historical information has been adjusted to reflect discontinued operations presentation.